UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) July 23, 2009
                                                      -------------

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

       000-31951                                            35-1594017
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(Commission File Number)                       (IRS Employer Identification No.)


       210 East Kirkwood Avenue
            Bloomington, IN                                   47408
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.        Amendments to Articles of Incorporation or Bylaws;
                  Change in Fiscal Year.

     On July 23, 2009, the Board of Directors of Monroe Bancorp (the "Company") adopted an amendment to the Amended and Restated By-laws of the Company. The amendment, which adds a new Section 15 to Article V of the By-laws expressly elects for the Company to not be governed by Indiana Code Section 23-1-33-6(c). This provision of the Indiana Code would otherwise require the Company to stagger the terms of its directors in a certain manner.

Item 9.01.        Financial Statements and Exhibits.

3(ii) Amended and Restated By-laws of Monroe Bancorp, as amended July 23, 2009.

SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  July 24, 2009

                                     MONROE BANCORP



                                     /s/ Gordon M. Dyott
                                     ---------------------------------------
                                     Gordon M. Dyott
                                     Executive Vice President,
                                     Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                            Exhibit Title
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   3(ii)        Amended and Restated By-laws of Monroe Bancorp, as amended
                July 23, 2009